Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated March 8, 2022
to the
PMC Funds (the “Fund”)
Statement of Additional Information (“SAI”)
dated December 29, 2021

This supplement makes the following amendments to disclosures in the Fund’s SAI dated December 29, 2021:

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded and are approximate as of August 31, 2021.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Core Fixed Income Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	7,993	$4,369
David M. Brown (NBIA)	10	$5,641	86	$24,202	124	$40,007
Thanos Bardas (NBIA)	10	$5,641	26	$3,925	101	$29,085
Nathan Kush (NBIA)	5	$1,918	8	$1,231	31	$7,409

Diversified Equity Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	7,993	$4,369
Janis Zvingelis (Adviser)	0	$0	0	$0	0	$0
(1)A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.

Please retain this supplement with your SAI.